UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2015

EARTHLINK HOLDINGS CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	46-4228084 (I.R.S. Employer Identification No.)

1170 Peachtree St., Suite 900, Atlanta, Georgia      30309

(Address of principal executive offices)     (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Effective as of September 25, 2015, EarthLink, LLC (the “Company”), a subsidiary of EarthLink Holdings Corp., and Time Warner Cable Inc. (“Time Warner Cable”) entered into an Amendment (the “Amendment”) to the High-Speed Service Agreement, dated as of June 30, 2006, as amended (the “Original Agreement”), by and between the two parties.  Under the Original Agreement, Time Warner Cable provides the Company with transmission so that the Company may offer broadband service to its customers over Time Warner Cable’s network.  The Amendment extends the term of the Original Agreement by two (2) years until October 31, 2017.

The Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Amendment to High-Speed Service Agreement dated September 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHLINK HOLDINGS CORP.
(Registrant)

By:	/s/ Louis M. Alterman
	Name:	Louis M. Alterman
	Title:	Executive Vice President,
Chief Financial Officer

Date: September 30, 2015

Exhibit Index

Exhibit No.	Description
10.1	Amendment to High-Speed Service Agreement dated September 25, 2015